DELTA FINANCIAL CORPORATION

                           9 1/2% SENIOR SECURED NOTES
                                    DUE 2004
                             (CUSIP NO. 247918 AB 1)

                             CONSENT TO AMENDMENT OF
THE INDENTURE AND THE TRUST AGREEMENTS; PLEDGE AGREEMENTS AND INTERCREDITOR AGREEMENT; AND WRITTEN DIRECTION TO THE TRUSTEE

         This consent statement is being executed by Delta Financial Corporation, a Delaware corporation (the "Company"), Delta Funding Corporation, a New York corporation ("Delta Funding"), DF Special Holdings Corporation, a Delaware corporation ("DF Special Holdings"), Fidelity Mortgage Inc., a Delaware corporation ("Fidelity"), DFC Financial Corporation, a Delaware corporation ("DFC Financial"), DFC Financial of Canada Limited, an Ontario, Canada corporation ("DFC Financial of Canada"), DFC Funding of Canada Limited, an Ontario, Canada corporation ("DFC Funding of Canada"), Continental Property Management Corp., a New York corporation ("Continental"), Delta Funding Residual Holding Trust 2000-1, a Delaware trust ("2000-1 Trust"), Delta Funding Residual Holding Trust 2000-2, a Delaware trust ("2000-2 Trust"), and the holders of a majority in principal amount (the "Beneficial Holders") of the Company's 9 1/2% Senior Secured Notes Due 2004 (the "Notes").

         The Beneficial Holders hereby consent to:

         (A) the amendments and supplements (collectively, the "Proposed Amendments" and individually, each a "Proposed Amendment") to (i) the Indenture, pursuant to which the Notes were issued, dated as of December 21, 2000, as amended by the First Supplemental Indenture, dated January 11, 2001 and the Second Supplemental Indenture, dated February 12, 2001 (collectively, the "Indenture"), among the Company, as issuer, each of Delta Funding, DF Special Holdings, Fidelity, DFC Financial, DFC Financial of Canada, DFC Funding of Canada, Continental, 2000-1 Trust, 2000-2 Trust, and U.S. Bank Trust National Association, a national banking association incorporated under the laws of the United States, as trustee (the "Trustee"), (ii) the Escrow Agreement dated as of December 21, 2000 (the "Escrow Agreement") by and among the Company and the Trustee, as trustee under the Indenture and as escrow agent,
         (iii) the Deposit Trust Agreement dated as of December 22, 2000 (the "2000-1 Trust Agreement") between DF Special Holdings, as depositor, and Wilmington Trust Company ("Wilmington"), as owner trustee, and (iv) the Deposit Trust Agreement dated as of December 22, 2000 (the "2000-2 Trust Agreement") between Delta Funding, as depositor, and Wilmington, as owner trustee;

         (B) (i) that certain Pledge Agreement (the "DFSH Pledge Agreement") by DF Special Holdings in favor of the Trustee, as collateral agent (the "Agent"), pursuant to which DF Special Holdings will grant to the Agent a second priority security interest in and to the Residual Receivables set forth on Schedule I of EXHIBIT E hereto for the ratable benefit of the holders of the Notes; (ii) that certain Pledge Agreement (the "Delta Funding Pledge Agreement" and together with the DFSH Pledge Agreement, the "Pledge Agreements") by Delta Funding in favor of the Agent pursuant to which Delta Funding will grant to the Agent a second priority security interest in and to the Residual Receivables set forth on Schedule I of EXHIBIT F hereto for the ratable benefit of the holders of the Notes and (iii) that certain Intercreditor and Subordination Agreement (the "Intercreditor Agreement") by and among the Trustee, as collateral agent (the "Agent"), Delta Funding, DF Special Holdings, Goldman Sachs Mortgage Company ("Goldman") and Greenwich Capital Financial Products, Inc. (together with Goldman, the "Senior Lenders") which sets forth the relative rights of the Senior Lenders and the Agent in respect of the residual receivables subject to the Pledge Agreements; and

         (C) the following transactions, executed simultaneously, pursuant to the Release Certifications attached hereto as EXHIBITS H AND I: (i) the release and transfer from the 2000-1 Trust to DF Special Holdings of the Residual Receivables set forth on Schedule 1 of EXHIBIT H hereto;
         (ii) the deposit by DF Special Holdings into the 2000-1 Trust of the Residual Receivables set forth on Schedule 2 of EXHIBIT H hereto; (iii) the release and transfer to Delta Funding from the 2000-2 Trust of the Residual Receivables set forth on Schedule 1 of EXHIBIT I hereto; and
         (iv) the deposit by Delta Funding into the 2000-2 Trust of the Residual Receivables set forth on Schedule 2 of EXHIBIT I hereto.

         Capitalized terms used in this consent statement and not otherwise defined herein are used herein as defined in the Indenture, the Third Supplemental Indenture (as defined below), the 2000-1 Amendment (as defined below), the 2000-2 Amendment (as defined below), the Pledge Agreements and the Intercreditor Agreement. The Proposed Amendments listed below are qualified in their entirety by reference to (i) the supplemental indenture (the "Third Supplemental Indenture") required to give effect to the Proposed Amendments in respect of the Indenture and the relevant portions of the Indenture as currently in effect, (ii) the amendment to the Escrow Agreement (the "Amendment to the Escrow Agreement") required to give effect to the Proposed Amendment in respect of the Escrow Agreement and the relevant portions of the Escrow Agreement, (iii) the amendment to the 2000-1 Trust Agreement (the "2000-1 Amendment") required to give effect to the Proposed Amendments in respect of the 2000-1 Trust Agreement and the relevant portions of the 2000-1 Trust Agreement as currently in effect, and (iv) the amendment to the 2000-2 Trust Agreement (the "2000-2 Amendment") required to give effect to the Proposed Amendments in respect of the 2000-2 Trust Agreement and the relevant portions of the 2000-2 Trust Agreement as currently in effect. The Third Supplemental Indenture is attached hereto as EXHIBIT A, the Amendment to the Escrow Agreement is attached hereto as EXHIBIT B, the 2000-1 Amendment is attached hereto as EXHIBIT C, the 2000-2 Amendment is attached hereto as EXHIBIT D, the DFSH Pledge Agreement is attached hereto as EXHIBIT E, the Delta Funding Pledge Agreement is attached hereto as EXHIBIT F, and the Intercreditor Agreement is attached hereto as EXHIBIT G.

NO PERSON HAS BEEN AUTHORIZED TO FURNISH ANY INFORMATION OR MAKE ANY REPRESENTATION IN CONNECTION WITH THIS CONSENT STATEMENT OTHER THAN AS CONTAINED HEREIN. IF FURNISHED OR MADE, ANY SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

                             THE PROPOSED AMENDMENTS

         The Proposed Amendments to the Indenture are set forth as follows:

         1. Section 1.01 of the Indenture is hereby amended by adding the following definition after the definition of "Custodian":

         "'EXCHANGE OFFER' means an exchange offer to be undertaken by the Company pursuant to which (i) the Senior Notes will be exchanged for interests in a liquidating trust to be formed by the Company, which liquidating trust shall hold either the Owner Trust Certificates or the Residual Receivables held in the 2000-1 Trust and the 2000-2 Trust immediately prior to the consummation of such exchange offer and, (ii) except for other rights and benefits to be provided in such exchange offer, and subject to the consummation of the exchange offer and all conditions thereunder being satisfied without any contingency, all remaining or future claims arising under the Senior Notes will be released and extinguished, including the right to payment of principal and accrued interest under the Senior Notes, all on terms and conditions and in form and content reasonably satisfactory to the Holders that participate in such exchange offer."

         2. Section 1.01 of the Indenture is hereby amended by adding the following definition after the definition of "Legal Holiday":

         "'LETTER OF INTENT' means that certain Letter of Intent attached hereto as Exhibit N."

         3. Section 1.01 of the Indenture is hereby amended by adding the following definition after the definition of "Original Notes":

         "'OWNER TRUST CERTIFICATES' means, collectively (i) the certificates issued under the 2000-1 Trust Agreement evidencing beneficial ownership interests in the 2000-1 Trust and (ii) the certificates issued under the 2000-2 Trust Agreement evidencing beneficial ownership interest in the 2000-2 Trust."

         4. The definition of "Pledge Agreement" set forth in Section 1.01 of the Indenture is hereby deleted in its entirety and replaced by the following:

         "PLEDGE AGREEMENT" means any of (i) those certain Pledge Agreements dated as of the date of this Indenture and substantially in the forms attached as Exhibits C and D hereto, as such agreements may be amended, modified or supplemented from time to time and (ii) those certain Pledge Agreements dated as of March 16, 2001 by Delta Funding or DF Special Holdings in favor of the Trustee as Collateral Agent."

         5. Section 4.17 of the Indenture is hereby deleted in its entirety and replaced by the following:

         "SECTION 4.17   Maintenance of  Residual Receivables  Pending  Exchange
         Offer.

         The Company, Delta Funding and DF Special Holdings shall cause all Residual Receivables owned as of March 15, 2001 by the 2000-1 Trust and the 2000-2 Trust to remain owned by such Trusts until the consummation of the Exchange Offer other than (i) the release and transfer to DF Special Holdings from the 2000-1 Trust of the Residual Receivables set forth on Schedule 4.17(A) and the deposit by DF Special Holdings into the 2000-1 Trust of the Residual Receivables set forth on Schedule 4.17(B) and (ii) the release and transfer to Delta Funding from the 2000-2 Trust of the Residual Receivables set forth on Schedule 4.17(C) and the deposit by Delta Funding into the 2000-2 Trust of the Residual Receivables set forth on Schedule 4.17(D). Schedule 4.17(E) lists the underlying certificates for all Residual Receivables required to be maintained on deposit with the Residual Collateral Trusts in order to satisfy the requirements of the foregoing sentence.

         After giving effect to (i) the release and transfer to DF Special Holdings from the 2000-1 Trust of the Residual Receivables set forth on
         Schedule 4.17(A) and the deposit by DF Special Holdings into the 2000-1 Trust of the Residual Receivables set forth on Schedule 4.17(B) and
         (ii) the release and transfer to Delta Funding from the 2000-2 Trust of the Residual Receivables set forth on Schedule 4.17(C) and the deposit by Delta Funding into the 2000-2 Trust of the Residual Receivables set forth on Schedule 4.17(D), the Residual Receivables then remaining in the 2000-1 Trust and the 2000-2 Trust are and were free and clear of liens and had an aggregate unaudited book value of approximately $152 million as of December 31, 2000; included in such Residual Receivables are Senior Residual Receivables which had an aggregate unaudited book value of approximately $75 million as of December 31, 2000.

         For the purposes of this Section 4.17, the Company valued (i) Senior Residual Receivables using a discount rate of 12% and (ii) all other Residual Receivables using a discount rate of 18%. The other assumptions and methodology used by the Company in valuing Senior Residual Receivables and other Residual Receivables were those which are used by the Company in establishing the book value of such Senior Residual Receivables and other Residual Receivables in its annual audited consolidated financial statements prepared in accordance with GAAP consistently applied.

         The foregoing is collectively referred to as the Residual Receivable Maintenance Requirement."

         6. Section 4.24 of the Indenture is hereby deleted in its entirety and replaced by the following:

         "SECTION 4.24.    DELETED."

         7. Paragraph (a) of Section 4.27 of the Indenture is hereby deleted in its entirety and replaced by the following:

         "(a)  DELETED."

         8. Section 6.01 of the Indenture is hereby amended by adding the following at the end thereof:

         "(l)   the Company or any of its affiliates  fails in a material way to perform any of the undertakings set forth in the Letter of Intent on or before July 31, 2001;

         (m) the Company fails to conclude the Exchange Offer described in the Letter of Intent on or before July 31, 2001; or

         (n) Delta Funding fails to conclude the transfer of actual servicing for the entirety of the mortgage loans underlying Residual Receivables listed on Schedule 4.17(E) to Ocwen Federal Bank, FSB on or before July 31, 2001."

         The Proposed Amendment to the Escrow Agreement is set forth as follows:

         1. The second sentence of Section 3 of the Escrow Agreement is hereby deleted in its entirety.

         The Proposed Amendments to the 2000-1 Trust Agreement are set forth as follows:

         1. The definition of "Collateral Test" set forth in Article 1 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "'Collateral Test' shall mean compliance by the Company with the Residual Receivable Maintenance Requirements set forth in Section 4.17 of the Indenture."

         2. The definition of "Release Certification" set forth in Article 1 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "'Release Certification' shall mean the certification by the Depositor in connection with the release of amounts in the Cash Collateral Account pursuant to Section 3.3 in the form attached as Exhibit E hereto."

         3. The definition of "Released Certificates" set forth in Article 1 of the 2000-1 Trust Agreement is hereby deleted in its entirety.

         4. The definition of "Underlying Agreements" set forth in Article 1 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "'Underlying Agreements' shall mean as of any date of determination any or all of the pooling and servicing agreements and/or trust agreements pursuant to which the Underlying Certificates were issued."

         5. Paragraph (b) of Section 3.3 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

                  (b) Upon satisfaction of the conditions to a release from the Cash Collateral Account as set forth in the Release Certification, and subject to the provisions of Section 4.2(d), the Depositor may from time to time deliver to the Owner Trustee, with a copy to the Collateral Agent, a Release Certification and, upon receipt thereof, the Owner Trustee shall authorize the Depositor to withdraw the amount specified therein from the Cash Collateral Account and to pay such amount to or to the order of the Depositor. Upon such payment, such amount shall no longer be part of the Trust Estate. Notwithstanding the generality of the foregoing, no withdrawals of cash or other property from the Cash Collateral Account by the Depositor shall be permitted after June 30, 2001.

         6. Section 4.1 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "Section 4.1      DELETED."

         7. Paragraph (a) of Section 4.2 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

                  (a) On each Underlying Distribution Date on which amounts are distributed to the Trust, the Owner Trustee shall deposit such amounts into the Certificate Account. On each Payment Date, the Owner Trustee (or its Agent other than the Depositor or any Affiliate) shall withdraw from the Certificate Account all Certificateholder Funds then on deposit therein, and the Owner Trustee (or its Agent) shall, subject to Section 4.2(d), either (i) pay such Certificateholder Funds to the Certificateholders if, as shown on the most recent Compliance Certification or Release Certification, the Collateral Test was satisfied or (ii) otherwise transfer such funds to the Cash Collateral Account. Notwithstanding the generality of the foregoing, no payments of Certificateholder Funds to the Certificateholders shall be permitted after June 30, 2001, and thereafter all Certificateholder Funds shall remain in the Certificateholder Account."

         8. Exhibit D of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1 hereto.

         9. Exhibit E of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by EXHIBIT 2 hereto.

         The Proposed Amendments to the 2000-2 Trust Agreement are set forth as follows:

         1. The definition of "Collateral Test" set forth in Article 1 of the 2000-2 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "'Collateral Test' shall mean compliance by the Company with the Residual Receivable Maintenance Requirements set forth in Section 4.17 of the Indenture."

         2. The definition of "Release Certification" set forth in Article 1 of the 2000-2 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "'Release Certification' shall mean the certification by the Depositor in connection with the release of amounts in the Cash Collateral Account pursuant to Section 3.3 in the form attached as Exhibit E hereto."

         3. The definition of "Released Certificates" set forth in Article 1 of the 2000-2 Trust Agreement is hereby deleted in its entirety.

         4. The definition of "Underlying Agreements" set forth in Article 1 of the 2000-2 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "'Underlying Agreements' shall mean as of any date of determination any or all of the pooling and servicing agreements and/or trust agreements pursuant to which the Underlying Certificates were issued."

         5. Paragraph (b) of Section 3.3 of the 2000-2 Trust Agreement is hereby deleted in its entirety and replaced by the following:

                  (b) Upon satisfaction of the conditions to a release from the Cash Collateral Account as set forth in the Release Certification, and subject to the provisions of Section 4.2(d), the Depositor may from time to time deliver to the Owner Trustee, with a copy to the Collateral Agent, a Release Certification and, upon receipt thereof, the Owner Trustee shall authorize the Depositor to withdraw the amount specified therein from the Cash Collateral Account and to pay such amount to or to the order of the Depositor. Upon such payment, such amount shall no longer be part of the Trust Estate. Notwithstanding the generality of the foregoing, no withdrawals of cash or other property from the Cash Collateral Account by the Depositor shall be permitted after June 30, 2001."

         6. Section 4.1 of the 2000-2 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "Section 4.1  DELETED."

         7. Paragraph (a) of Section 4.2 of the 2000-2 Trust Agreement is hereby deleted in its entirety and replaced by the following:

                  (a) On each Underlying Distribution Date on which amounts are distributed to the Trust, the Owner Trustee shall deposit such amounts into the Certificate Account. On each Payment Date, the Owner Trustee (or its Agent other than the Depositor or any Affiliate) shall withdraw from the Certificate Account all Certificateholder Funds then on deposit therein, and the Owner Trustee (or its Agent) shall, subject to Section 4.2(d), either (i) pay such Certificateholder Funds to the Certificateholders if, as shown on the most recent Compliance Certification or Release Certification, the Collateral Test was satisfied or (ii) otherwise transfer such funds to the Cash Collateral Account. Notwithstanding the generality of the foregoing, no payments of Certificateholder Funds to the Certificateholders shall be permitted after June 30, 2001, and thereafter all Certificateholder Funds shall remain in the Certificateholder Account."

         8. Exhibit D of the 2000-2 Trust Agreement is hereby deleted in its entirety and replaced by Exhibit 3 hereto.

         9. Exhibit E of the 2000-2 Trust Agreement is hereby deleted in its entirety and replaced by Exhibit 4 hereto.

         The Third Supplemental Indenture, the Amendment to the Escrow Agreement, the 2000-1 Amendment, the 2000-2 Amendment, the Pledge Agreements and the Intercreditor Agreement shall become effective upon the execution and delivery of this consent by the Beneficial Holders and the Company, upon the due execution of the Third Supplemental Indenture, the Amendment to the Escrow Agreement, the 2000-1 Amendment, the 2000-2 Amendment, the Pledge Agreements and the Intercreditor Agreement by each of the parties listed as signatories thereto and compliance and satisfaction with the following conditions to effectiveness:

         1. The execution  and  delivery  of  the  Pledge  Agreements   to   the
Collateral Agent.

         2. The execution by DF Special Holdings of UCC-1 Financing Statements in the form attached hereto as EXHIBIT J1 and the filing thereof with the New York Secretary of State, County Clerk's office, Nassau County, New York, County Clerk's office, New York County, New York, and Delaware Secretary of State, which Financing Statements list all Underlying Certificates for Residual Receivables subject to the DFSH Pledge Agreement.

         3. The execution by DF Special Holdings of UCC-1 Financing Statements in the form attached hereto as EXHIBIT J2 and the filing thereof with the New York Secretary of State, County Clerk's office, Nassau County, New York, County Clerk's office, New York County, New York, and Delaware Secretary of State, which Financing Statements list all Underlying Certificates set forth on
Schedule 2 of EXHIBIT H being deposited into the 2000-1 Trust.

         4. The execution by Delta Funding of UCC-1 Financing Statements in the form attached hereto as EXHIBIT K1 and the filing thereof with the New York Secretary of State, County Clerk's office, Nassau County, New York, County Clerk's office, New York County, New York, and Delaware Secretary of State, which Financing Statements list all Underlying Certificates for Residual Receivables subject to the Delta Funding Pledge Agreement.

         5. The execution by Delta Funding of UCC-1 Financing Statements in the form attached hereto as EXHIBIT K2 and the filing thereof with the New York Secretary of State, County Clerk's office, Nassau County, New York, County Clerk's office, New York County, New York, and Delaware Secretary of State, which Financing Statements list all Underlying Certificates set forth on
Schedule 2 of EXHIBIT I being deposited into the 2000-2 Trust.

         6. Execution and delivery by Stroock & Stroock & Lavan LLP of the opinion addressed to the Collateral Agent and the members of the Informal Committee attached hereto as EXHIBIT L.

             CONSENT TO RELEASE AND TRANSFER OF RESIDUAL RECEIVABLES

         By signing the consent each Beneficial Holder hereby consents to (i) the release and transfer to DF Special Holdings from the 2000-1 Trust of the Residual Receivables set forth on Schedule 1 of EXHIBIT H hereto; (ii) the deposit by DF Special Holdings into the 2000-1 Trust of the Residual Receivables set forth on Schedule 2 of EXHIBIT H hereto; (iii) the release and transfer to Delta Funding from the 2000-2 Trust of the Residual Receivables set forth on
Schedule 1 of EXHIBIT I hereto; and (iv) the deposit by Delta Funding into the 2000-2 Trust of the Residual Receivables set forth on Schedule 2 of EXHIBIT I hereto.

         By signing the consent each Beneficial Holder hereby consents to the use by (i) DF Special Holdings of the Release Certification attached hereto as EXHIBIT H in lieu of the Compliance Certificate and Release Certification attached to the 2000-1 Trust Agreement as originally delivered and (ii) Delta Funding of the Release Certification attached hereto as EXHIBIT I in lieu of the Compliance Certificate and Release Certification attached to the 2000-2 Trust Agreement as originally delivered, in each instance to effectuate the transfers described in the immediately preceding paragraph.

         The Company hereby represents to the Beneficial Holders executing this consent that, after giving effect to (i) the release and transfer from the 2000-1 Trust of the Residual Receivables set forth on Schedule 1 of EXHIBIT H hereto; (ii) the deposit into the 2000-1 Trust of the Residual Receivables set forth on Schedule 2 of EXHIBIT H hereto; (iii) the release and transfer from the 2000-2 Trust of the Residual Receivables set forth on Schedule 1 of EXHIBIT I hereto; and (iv) the deposit into the 2000-2 Trust of the Residual Receivables set forth on Schedule 2 of EXHIBIT I hereto, the Residual Receivables then remaining in the 2000-1 Trust and the 2000-2 Trust were free and clear of liens and had an aggregate unaudited book value of approximately $152 million as of December 31, 2000 and that included in such Residual Receivables are Senior Residual Receivables which had an aggregate unaudited book value of approximately $75 million as of December 31, 2000. In calculating the aggregate book values of Residual Receivables and Senior Residual Receivables, the Company used the discount rates and valuation methodology prescribed in Section 4.17 of the Indenture.

                           REPRESENTATION OF OWNERSHIP

         Each of the undersigned Beneficial Holders represents and warrants that it owns the aggregate principal amount of Notes set forth below and, together with the Company, agrees to indemnify the Trustee with respect to any claims arising out of this consent in the event that such Beneficial Holder owns less than such amount.

                             ACCEPTANCE OF CONSENTS

         Upon satisfaction of the conditions to effectiveness of the Third Supplemental Indenture set forth in the Indenture, the Third Supplemental Indenture will become effective and will be binding on all holders of the Notes. All of the provisions of the Indenture that are not amended will remain in full force and effect.

         This consent shall constitute a valid consent pursuant to Section 9.02 of the Indenture and shall constitute written direction pursuant to said Section
9.02 to the Trustee by the Beneficial Holders to execute the Third Supplemental Indenture.

         Upon satisfaction of the conditions to effectiveness of the 2000-1 Amendment and the 2000-2 Amendment (collectively, the "Trust Amendments") set forth in the 2000-1 Trust Agreement and the 2000-2 Trust Agreement (collectively, the "Trust Agreements"), respectively, the Trust Amendments will become effective and will be binding on all parties thereto and all holders of the Notes. All of the provisions of the Trust Agreements that are not amended will remain in full force and effect.

         This consent shall (i) constitute a valid consent to the Trust Amendments and (ii) constitute written direction pursuant to Section 9.02 of the Indenture to the Collateral Agent by the Beneficial Holders to consent to the Trust Amendments.

         This consent shall (i) constitute a valid consent to the Amendment to the Escrow Agreement and (ii) constitute written direction pursuant to Section
9.02 of the Indenture to the Collateral Agent by the Beneficial Holders to execute the Amendment to the Escrow Agreement in its capacity as trustee under the Indenture and escrow agent.

         This consent shall (i) constitute a valid consent to the DFSH Pledge Agreement and the Delta Funding Pledge Agreement and (ii) constitute written direction pursuant to Section 9.02 of the Indenture to the Collateral Agent by the Beneficial Holders to execute the DFSH Pledge Agreement and the Delta Funding Pledge Agreement.

         By executing this consent, the undersigned Beneficial Holders hereby waive any Defaults and/or Events of Default that may arise as a result of filing UCC-1 Financing Statements included in Exhibit J1 or Exhibit K1 hereto in respect of the Residual Receivables covered by the Pledge Agreements prior to the release of such Residual Receivables from the 2000-1 Trust and the 2000-2 Trust.

         This consent shall (i) constitute a valid consent to the Intercreditor Agreement and (ii) constitute written direction pursuant to Section 9.02 of the Indenture to the Collateral Agent by the Beneficial Holders to consent to the Intercreditor Agreement.

                              DELIVERY OF CONSENTS

         If you approve of the Proposed Amendments, please sign the attached consent and fax it to the Company's counsel, as follows:

                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                            New York, New York 10038
                            Attn: Paul T. Darcy, Esq.
                            Telephone: (212) 806-6462
                               Fax: (212) 806-6006

                         With a copy to the Company at:

                           Delta Financial Corporation
                               1000 Woodbury Road
                            Woodbury, New York 11797
                              Attn: Marc E. Miller
                            Telephone: (516) 812-8850
                               Fax: (516) 364-9450

         Originals should then be mailed, sent by personal delivery or by overnight courier as follows:

                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane

                            New York, New York 10038
                            Attn: Paul T. Darcy, Esq.
                            Telephone: (212) 806-6462

                               Fax: (212) 806-6006

                         QUESTIONS; FURTHER INFORMATION

         Should you have any questions or would like further information about this consent or the Proposed Amendments, please contact your own counsel or the following attorneys at Stroock & Stroock & Lavan LLP, as follows:

                  Anna T. Pinedo                        (212) 806-5570
                  Paul T. Darcy                         (212) 806-6462

         The Company and the other companies that have executed this consent statement sincerely appreciate your prompt attention to this matter.


                                    Very truly yours,


                                    DELTA FINANCIAL CORPORATION

                                    By: /S/ MARC E. MILLER
                                    --------------------------------
                                      Name: Marc E. Miller
                                      Title: Senior Vice President


                                    DELTA FUNDING CORPORATION

                                    By: /S/ MARC E. MILLER
                                    --------------------------------
                                      Name: Marc E. Miller
                                      Title: Senior Vice President


                                    DF SPECIAL HOLDINGS CORPORATION

                                    By: /S/ MARC E. MILLER
                                    --------------------------------
                                      Name: Marc E. Miller
                                      Title: Vice President


                                    FIDELITY MORTGAGE INC.

                                    By: /S/ MARC E. MILLER
                                    --------------------------------
                                      Name: Marc E. Miller
                                      Title: Vice President


                                    DFC FINANCIAL CORPORATION

                                    By: /S/ MARC E. MILLER
                                    --------------------------------
                                      Name: Marc E. Miller
                                      Title: Vice President


                                    DFC FINANCIAL OF CANADA LIMITED

                                    By: /S/ MARC E. MILLER
                                    --------------------------------
                                      Name: Marc E. Miller
                                      Title: Vice President


                                    DFC FUNDING OF CANADA LIMITED

                                    By: /S/ MARC E. MILLER
                                    --------------------------------
                                      Name: Marc E. Miller
                                      Title: Vice President


                                    CONTINENTAL PROPERTY MANAGEMENT CORP.

                                    By: /S/ MARC E. MILLER
                                    --------------------------------
                                      Name: Marc E. Miller
                                      Title: Vice President


                                    DELTA FUNDING RESIDUAL HOLDING TRUST 2000-1

                                    By:  WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee

                                    By: /S/ CHARISSE L. RODGERS
                                    --------------------------------
                                      Name: Charisse L. Rodgers
                                      Title: Assistant Vice President


                                    DELTA FUNDING RESIDUAL HOLDING TRUST 2000-2

                                    By:  WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee

                                    By: /S/ CHARISSE L. RODGERS
                                    --------------------------------
                                      Name: Charisse L. Rodgers
                                      Title: Assistant Vice President

                                     CONSENT

         The undersigned Beneficial Holder of the principal amount set forth below of 9 1/2% Senior Secured Notes due 2004 (the "Notes") of Delta Financial Corporation, a Delaware corporation (the "Company"), does hereby consent to:

         (A) the proposed amendments (the "Proposed Amendments") to (i) the Indenture, pursuant to which the Notes were issued, dated as of December 21, 2000, as amended by the First Supplemental Indenture, dated January 11, 2001 and the Second Supplemental Indenture, dated February 12, 2001 (collectively, the "Indenture") among the Company, as issuer, each of Delta Funding Corporation, a New York corporation
         ("Delta Funding"), DF Special Holdings Corporation, a Delaware corporation ("DF Special Holdings"), Fidelity Mortgage Inc., a Delaware corporation, DFC Financial Corporation, a Delaware corporation, DFC Financial of Canada Limited, an Ontario, Canada corporation, DFC Funding of Canada Limited, an Ontario, Canada corporation, Continental Property Management Corp., a New York corporation, Delta Funding Residual Holding Trust 2000-1, a Delaware trust, Delta Funding Residual Holding Trust 2000-2, a Delaware trust, and U.S. Bank Trust National Association, a national banking association incorporated under the laws of the United States, as trustee (the "Trustee"), as described above and as set forth in the proposed form of supplemental indenture attached thereto (the "Third Supplemental Indenture"), (ii) the Escrow Agreement dated as of December 21, 2000 (the "Escrow Agreement") by and among the Company and the Trustee, as trustee under the Indenture and as escrow agent, as described above and as set forth in the proposed form of amendment to the Escrow Agreement (the "Escrow Amendment"),
         (iii) the Deposit Trust Agreement dated as of December 22, 2000 (the "2000-1 Trust Agreement") between DF Special Holdings, as depositor, and Wilmington Trust Company, as owner trustee, as described above and as set forth in the proposed form of amendment to the 2000-1 Trust Agreement attached thereto (the "2000-1 Amendment") and (iv) the Deposit Trust Agreement dated as of December 22, 2000 (the "2000-2 Trust Agreement") between Delta Funding, as depositor, and Wilmington Trust Company, as owner trustee, as described above and as set forth in the proposed form of amendment to the 2000-2 Trust Agreement attached thereto (the "2000-2 Amendment");

         (B) (i) that certain Pledge Agreement (the "DFSH Pledge Agreement") by and between DF Special Holdings in favor of the Trustee, as collateral agent (the "Agent"), as described above and as set forth in the proposed form of DFSH Pledge Agreement attached thereto; (ii) that certain Pledge Agreement (the "Delta Funding Pledge Agreement", and together with the DFSH Pledge Agreement the "Pledge Agreements") by and between Delta Funding in favor of the Agent, as described above and as set forth in the proposed form of Delta Funding Pledge Agreement attached thereto and (iii) that certain Intercreditor Agreement by and among the Agent, Delta Funding, DF Special Holdings, Goldman Sachs Mortgage Company ("Goldman") and Greenwich Capital Financial Products, Inc. (together with Goldman, the "Senior Lenders"), as described above and as set forth in the proposed form of Intercreditor Agreement attached thereto; and

         (C) the following transactions, executed simultaneously, pursuant to the Release Certifications, as described above and attached thereto as EXHIBITS H AND I: (i) the release and transfer to DF Special Holdings from the 2000-1 Trust of the Residual Receivables set forth on Schedule 1 of EXHIBIT H hereto; (ii) the deposit by DF Special Holdings into the 2000-1 Trust of the Residual Receivables set forth on Schedule 2 of EXHIBIT H hereto; (iii) the release and transfer to Delta Funding from the 2000-2 Trust of the Residual Receivables set forth on Schedule 1 of
         EXHIBIT I hereto; and (iv) the deposit by Delta Funding into the 2000-2 Trust of the Residual Receivables set forth on Schedule 2 of EXHIBIT I hereto.

         Capitalized terms not defined herein have the meanings given to them in the consent statement. The terms of the consent statement, the Third Supplemental Indenture, the Amendment to the Escrow Agreement, 2000-1 Amendment, the 2000-2 Amendment, the Pledge Agreements and the Intercreditor Agreement are incorporated by reference in this consent.

         This consent shall constitute a valid consent pursuant to Section 9.02 of the Indenture and shall constitute written direction pursuant to said Section
9.02 to the Trustee by the Beneficial Holders to execute the Third Supplemental Indenture.

         This consent shall (i) constitute a valid consent to the Amendment to the Escrow Agreement and (ii) constitute written direction pursuant to Section
9.02 of the Indenture to the Collateral Agent by the Beneficial Holders to execute the Amendment to the Escrow Agreement in its capacity as trustee under the Indenture and escrow agent.

         This consent shall (i) constitute a valid consent to the 2000-1 Amendment and 2000-2 Amendment and (ii) constitute written direction pursuant to
Section 9.02 of the Indenture to the Collateral Agent by the Beneficial Holders to consent to the 2000-1 Amendment and the 2000-2 Amendment.

         This consent shall (i) constitute a valid consent to the DFSH Pledge Agreement and the Delta Funding Pledge Agreement and (ii) constitute written direction pursuant to Section 9.02 of the Indenture to the Collateral Agent by the Beneficial Holders to execute the DFSH Pledge Agreement and the Delta Funding Pledge Agreement.

         This consent shall (i) constitute a valid consent to the Intercreditor Agreement and (ii) constitute written direction to the Collateral Agent by the Beneficial Holders to consent to the Intercreditor Agreement.

         This consent shall constitute a valid consent to (i) the release and transfer from the 2000-1 Trust of the Residual Receivables set forth on Schedule 1 of EXHIBIT H to the consent statement; (ii) the deposit into the 2000-1 Trust of the Residual Receivables set forth on Schedule 2 of EXHIBIT H to the consent statement; (iii) the release and transfer from the 2000-2 Trust of the Residual Receivables set forth on Schedule 1 of EXHIBIT I to the consent statement; and
(iv) the deposit into the 2000-2 Trust of the Residual  Receivables set forth on
Schedule 2 of EXHIBIT I to the consent statement.

         By executing this consent, the undersigned Beneficial Holders hereby waive any Defaults and/or Events of Default that may arise as a result of filing UCC-1 Financing Statements included in EXHIBIT J1 OR K1 of the consent statement in respect of the Residual Receivables covered by the Pledge Agreements prior to the release of such Residual Receivables from the 2000-1 Trust and the 2000-2 Trust.

         The undersigned represents and warrants to the Company and the Trustee that it has full power and authority to execute this consent and is, as of the date hereof, the Beneficial Holder of the principal amount of Notes set forth below, and, together with the Company, agrees to indemnify the Trustee with respect to any claims arising out of this consent in the event that such Beneficial Holder owns less than such amount.

                         IMPORTANT NOTE - READ CAREFULLY

                  AUTHORITY TO ACT. Each Beneficial Holder should execute this consent. If signature is by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company of such person's authority so to act. If this consent is executed by a person other than a holder or otherwise pursuant to a proxy, it must be accompanied by the duly executed proxy from the holder authorizing such person to execute and deliver this consent.

         Consents executed by the Beneficial Holder should be faxed to the following person:

                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                            New York, New York 10038
                            Attn: Paul T. Darcy, Esq.
                            Telephone: (212) 806-6462
                               Fax: (212) 806-6006

                                 With a copy to:

                           Delta Financial Corporation
                                1000 Woodbury Road
                            Woodbury, New York 11797
                              Attn: Marc E. Miller
                            Telephone: (516) 812-8850
                               Fax: (516) 364-9450

         Originals should then be mailed, sent by personal delivery or by overnight courier as follows:

                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                            New York, New York 10038
                            Attn: Paul T. Darcy, Esq.
                            Telephone: (212) 806-6462
                               Fax: (212) 806-6006

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BY SIGNING BELOW, THE UNDERSIGNED BENEFICIAL HOLDER CONSENTS TO THE PROPOSED AMENDMENTS.

Name(s) of beneficial holder (Please Print):....................................

 ................................................................................

Dated:..........................................................................

SIGNATURE OF BENEFICIAL HOLDER:.................................................

 ................................................................................

Capacity (full title):..........................................................

Address (including zip code):...................................................

 ................................................................................


Telephone Number (including area code):.........................................

Tax Identification or Social Security No.:......................................

AGGREGATE PRINCIPAL AMOUNT OF NOTES BENEFICIALLY HELD:..........................

Dated:                      PUTNAM INVESTMENT MANAGEMENT INC., on
                                behalf of:

    $    8,890,000          Putnam High Yield Trust
         7,245,000          Putnam High Yield Advantage Fund
            80,000          Putnam High Income Convertible and Bond Fund
         3,020,000          Putnam Variable Trust-Putnam VT High Yield Fund
           760,000          Putnam Master Income Trust
         1,885,000          Putnam Premier Income Trust
         1,380,000          Putnam Master Intermediate Income Trust
         6,905,000          Putnam Diversified Income Trust
            70,000          Putnam Convertible Opportunities and Income Trust
         6,385,000          Putnam Funds Trust - Putnam High Yield Trust II
           310,000          Putnam Managed High Yield Trust
           320,000          Putnam Strategic Income Fund
         1,170,000          Putnam Variable Trust - Putnam VT Diversified Income
                                    Fund

                            By:/S/ JOHN VERANI
                            ----------------------------
                            Name:  John Verani
                            Its:   Senior Vice President

                            One Post Office Square
                            Boston, MA 02109
                            Telephone: (617)292-1000
                            Telecopy:  (617)760-1676

Dated:                     PUTNAM ADVISORY COMPANY, INC., on behalf of:

           200,000         Ameritech Pension Trust

                           By:/S/ JOHN VERANI
                           ----------------------------
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676


Dated:                     PUTNAM FIDUCIARY TRUST COMPANY, on behalf of:

    $    1,305,000         Putnam High Yield Managed Trust
           295,000         Putnam High Yield Fixed Income Fund, LLC

                           By:/S/ JOHN VERANI
                           ----------------------------
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated:                     PUTNAM ADVISORY COMPANY, INC., on behalf of:

         3,000,000         Putnam CBO I, Limited
         1,270,000         Putnam CBO II, Limited
         3,000,000         Putnam CBO III, Limited

                           By:/S/ JOHN VERANI
                           ----------------------------
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated:                     PUTNAM INVESTMENT MANAGEMENT, INC., on
                           behalf of:

           190,000 Travelers Series Fund Inc. - Putnam Diversified Income Portfolio

                           By:/S/ JOHN VERANI
                           ----------------------------
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated:                     PUTNAM INVESTMENT MANAGEMENT, INC., on
                           behalf of:

            75,000         Lincoln National Global Asset Allocation fund, Inc.

                           By:/S/ JOHN VERANI
                           ----------------------------
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated:                     PUTNAM ADVISORY COMPANY, INC., on behalf of:

           300,000         Northrop Grumman Corporation
           190,000         Putnam World Trust II-Putnam High Yield Bond Fund
                           (Dublin)

                           By:/S/ JOHN VERANI
                           ----------------------------
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated:                     PUTNAM ADVISORY COMPANY, INC., on behalf of:

           200,000         Abbott Laboratories Annuity Retirement Plan
           180,000         Strategic Global Fund-High Yield Fixed Income
                           (Putnam) Fund

                           By:/S/ JOHN VERANI
                           ----------------------------
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated:                     PUTNAM INVESTMENT MANAGEMENT, INC., on
                           behalf of:
           131,000         Putnam Variable Trust-Putnam VT Global Asset
                           Allocation Fund
           767,000         Putnam Asset Allocation Funds - Growth Portfolio
           192,000         Putnam Asset Allocation Funds - Conservative
                           Portfolio

                           By:/S/ JOHN VERANI
                           ----------------------------
                           Name:  John Verani
                           Its:   Senior Vice President

                           One Post Office Square
                           Boston, MA 02109
                           Telephone: (617)292-1000
                           Telecopy:  (617)760-1676

Dated:                     PRUDENTIAL INVESTMENT CORPORATION, as
                           Investment Advisor for:

    $    7,320,000         Prudential High Yield Fund, Inc.
           435,000         Prumerica WorldWide Investors Portfolio:  U.S. High
                           Yield Fund
           160,000         The High Yield Income Fund, Inc.
           560,000         The U.S. High Yield Fund, SICAV
         1,075,000         The Prudential Series Fund, Inc., High Yield Bond
                           Portfolio

                           By: /S/ GEORGE EDWARDS
                           ----------------------------
                           Name:   George Edwards
                           Its:    Vice President

                           Two Gateway Center
                           Newark, NJ  07102
                           Telephone: (973) 802-8877
                           Telecopy: (973) 367-8555

FIDELITY SUMMER STREET TRUST:
Fidelity Capital & Income Fund



By:/S/ DAVID GLANCY                      $13,527,000
   ----------------------------
   Name: David Glancy
   Title: Vice President




VARIABLE INSURANCE PRODUCTS FUND:
High Income Portfolio



By:/S/ BARRY COFFMAN                     $1,350,000
   ----------------------------
   Name: Barry Coffman
   Title: Vice President




FIDELITY ADVISOR SERIES II:
Fidelity Advisor High Income Fund



By:/S/ DAVID GLANCY                        $255,000
   ----------------------------
   Name: David Glancy
   Title: Vice President




CYPRESS TREE INVESTMENT PARTNERS I, LTD.



By:/S/ BARRY COFFMAN                     $2,000,000
   ----------------------------
   Name: Barry Coffman
   Title: Vice President